UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2007 (November 8, 2007)
Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	001-04365 (Commission File Number)	58-0831862 (IRS Employer Identification No.)

222 Piedmont Avenue, N.E., Atlanta, GA (Address of principal executive offices)	30308 (Zip Code)
Registrant’s telephone number, including area code (404) 659-2424
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 8, 2007, Oxford Industries, Inc. (the “Company”) issued a press release (i) announcing that the Company’s Board of Directors has authorized the repurchase by the Company of up to $60 million of its outstanding common stock, replacing the previously announced stock repurchase authorization, (ii) announcing that the Company expects to enter into an accelerated share repurchase agreement on November 8, 2007 with Bank of America, N.A. for the full amount of the authorization, (iii) reaffirming the Company’s earnings guidance for the Company’s second quarter ending November 30, 2007 and the two month period ending February 2, 2008, and (iv) updating the Company’s guidance for net sales for the Company’s second quarter and the two month period ending February 2, 2008. The Company’s press release is incorporated herein to this Form 8-K by reference and a copy of the press release is furnished as Exhibit 99.1 hereto.
The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
Various statements in this Form 8-K, and in the exhibit attached hereto, constitute forward-looking statements about future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. The Company intends for all such forward-looking statements contained in this Form 8-K, and in the exhibit attached hereto, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Important assumptions relating to these forward-looking statements include, among others, assumptions regarding general and regional economic conditions, including those that affect consumer demand and spending, demand for the Company’s products, timing of shipments to the Company’s wholesale customers, expected pricing levels, competitive conditions, the timing and cost of planned capital expenditures, expected synergies in connection with acquisitions and joint ventures, and the results of the expected share repurchase transaction. Forward-looking statements reflect the Company’s current expectations, based on currently available information, and are not guarantees of performance. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to the Company or that the Company currently deems to be immaterial, materializes, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Investors are encouraged to review the information in the Company’s Form 10-K for the fiscal year ended June 1, 2007 under the heading “Risk Factors” (and those described from time to time in the Company’s future reports filed with the Securities and Exchange Commission), which contains additional important factors that may cause the Company’s actual results to differ materially from those projected in any forward-looking statements. The Company disclaims any intention, obligation or duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER

99.1	Press Release of Oxford Industries, Inc., dated November 8, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

November 8, 2007	/s/ Thomas E. Campbell

Name: Thomas E. Campbell
Title: Vice President